                                                                    EXHIBIT 20.8

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - A


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                               November 30, 1999
                                             -------------------------------
           Determination Date:                             December 7, 1999
                                             -------------------------------
           Distribution Date:                             December 15, 1999
                                             -------------------------------
           Monthly Period Ending:                         November 30, 1999
                                             -------------------------------

           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1998, among Arcadia Automobile Receivables Trust, 1998-A (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                              Payments Received                                               $12,268,893.56
                              Liquidation Proceeds (excluding Purchase Amounts)                $1,042,323.44
                              Current Monthly Advances                                            393,446.45
                              Amount of withdrawal, if any, from the Spread Account                    $0.00
                              Monthly Advance Recoveries                                         (296,427.77)
                              Purchase Amounts-Warranty and Administrative Receivables             $5,341.27
                              Purchase Amounts - Liquidated Receivables                                $0.00
                              Income from investment of funds in Trust Accounts                   $51,899.31
                                                                                              ---------------
           Total Available Funds                                                                                 $13,465,476.26
                                                                                                                 ===============

           Amounts Payable on Distribution Date:
                              Reimbursement of Monthly Advances                                        $0.00
                              Backup Servicer Fee                                                      $0.00
                              Basic Servicing Fee                                                $310,496.76
                              Trustee and other fees                                                   $0.00
                              Class A-1 Interest Distributable Amount                                  $0.00
                              Class A-2 Interest Distributable Amount                             $18,749.90
                              Class A-3 Interest Distributable Amount                            $694,970.83
                              Class A-4 Interest Distributable Amount                            $501,525.00
                              Class A-5 Interest Distributable Amount                            $265,125.00
                              Noteholders' Principal Distributable Amount                     $10,531,383.02
                              Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                                  $0.00
                              Supplemental Servicing Fees (not otherwise paid to Servicer)             $0.00
                              Spread Account Deposit                                           $1,143,225.75
                                                                                              ---------------
           Total Amounts Payable on Distribution Date                                                            $13,465,476.26
                                                                                                                 ===============

                                 Page 1 (1998-A)

   II.     Available Funds

           Collected Funds (see V)
                                  Payments Received                                                 $12,268,893.56
                                  Liquidation Proceeds (excluding Purchase Amounts)                  $1,042,323.44   $13,311,217.00
                                                                                                    ---------------

           Purchase Amounts                                                                                               $5,341.27

           Monthly Advances
                                  Monthly Advances - current Monthly Period (net)                       $97,018.68
                                  Monthly Advances - Outstanding Monthly Advances
                                     not otherwise reimbursed to the Servicer                                $0.00       $97,018.68
                                                                                                    ---------------

           Income from investment of funds in Trust Accounts                                                             $51,899.31
                                                                                                                     ---------------

           Available Funds                                                                                           $13,465,476.26
                                                                                                                     ===============

   III.    Amounts Payable on Distribution Date

           (i)(a)      Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                            $0.00

           (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

           (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

           (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                                  Owner Trustee                                                              $0.00
                                  Administrator                                                              $0.00
                                  Indenture Trustee                                                          $0.00
                                  Indenture Collateral Agent                                                 $0.00
                                  Lockbox Bank                                                               $0.00
                                  Custodian                                                                  $0.00
                                  Backup Servicer                                                            $0.00
                                  Collateral Agent                                                           $0.00            $0.00
                                                                                                             ------

           (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                             $310,496.76

           (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

           (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise reimbursed to
                       Servicer)                                                                                              $0.00

           (iv)        Class A-1 Interest Distributable Amount                                                                $0.00
                       Class A-2 Interest Distributable Amount                                                           $18,749.90
                       Class A-3 Interest Distributable Amount                                                          $694,970.83
                       Class A-4 Interest Distributable Amount                                                          $501,525.00
                       Class A-5 Interest Distributable Amount                                                          $265,125.00

           (v)         Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                            $0.00
                                  Payable to Class A-2 Noteholders                                                   $10,531,383.02
                                  Payable to Class A-3 Noteholders                                                            $0.00
                                  Payable to Class A-4 Noteholders                                                            $0.00
                                  Payable to Class A-5 Noteholders                                                            $0.00

           (vii)       Unpaid principal balance of the Class A-1 Notes
                       after deposit to the Note Distribution Account of
                       any funds in the Spread Account Class A-1 Holdback Subaccount
                       (applies only on the Class A-1 Final Scheduled Distribution Date)                                      $0.00

           (ix)        Amounts owing and not paid to Security Insurer under
                       Insurance Agreement                                                                                    $0.00
                                                                                                                     ---------------

                              Total amounts payable on Distribution Date                                             $12,322,250.51
                                                                                                                     ===============

                                 Page 2 (1998-A)

 IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
         Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

                            Amount of excess, if any, of Available Funds
                            over total amounts payable (or amount of such
                            excess up to the Spread Account Maximum Amount)                                  $1,143,225.75

         Reserve Account Withdrawal on any Determination Date:

                            Amount of excess, if any, of total amounts payable
                            over Available Funds (excluding amounts payable
                            under item (vii) of Section III)                                                         $0.00

                            Amount available for withdrawal from the Reserve
                            Account (excluding the Spread Account Class A-1
                            Holdback Subaccount), equal to the difference
                            between the amount on deposit in the Reserve
                            Account and the Requisite Reserve Amount (amount
                            on deposit in the Reserve Account calculated
                            taking into account any withdrawals from or
                            deposits to the Reserve Account in respect
                            of transfers of Subsequent Receivables)                                                  $0.00

                            (The amount of excess of the total amounts payable
                            (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Spread Account
                            Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                            Account.)

                            Amount of withdrawal, if any, from the Reserve Account                                   $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:

                            Amount by which (a) the remaining principal
                            balance of the Class A-1 Notes exceeds (b)
                            Available Funds after payment of amounts set
                            forth in item (v) of Section III                                                         $0.00

                            Amount available in the Spread Account Class A-1
                            Holdback Subaccount                                                                      $0.00

                            (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                            Funds (after payment of amount set forth in item
                            (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account Class A-1
                            Holdback Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1
                            Holdback Subaccount, and deposited in the Note
                            Distribution Account for payment to the Class A-1
                            Noteholders)

                            Amount of withdrawal, if any, from the Spread Account
                            Class A-1 Holdback Subaccount                                                            $0.00

         Deficiency Claim Amount:

                            Amount of excess, if any, of total amounts
                            payable over funds available for withdrawal from
                            Reserve Amount, the Spread Account Class A-1 Holdback
                            Subaccount and Available Funds                                                           $0.00

                            (on the Class A-1 Final Scheduled Distribution
                            Date, total amounts payable will not include the remaining principal balance of the Class A-1
                            Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1
                            Holdback Subaccount)

         Pre-Funding Account Shortfall:

                            Amount of excess, if any, on the Distribution Date
                            on or immediately following the end of the Funding
                            Period, of (a) the sum of the Class A-1 Prepayment
                            Amount, the Class A-2 Prepayment Amount, the Class
                            A-3 Prepayment Amount, the Class A-4 Prepayment
                            Amount, the Class A-5 Prepayment Amount over
                            (b) the amount on deposit in the Pre-Funding Account                                     $0.00

         Class A-1 Maturity Shortfall:

                            Amount of excess, if any, on the Class A-1 Final
                            Scheduled Distribution Date, of (a) the unpaid
                            principal balance of the Class A-1 Notes over (b)
                            the sum of the amounts deposited in the Note
                            Distribution Account under item (v) and (vii) of
                            Section III or pursuant to a withdrawal from the
                            Spread Account Class A-1 Holdback Subaccount.                                            $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account
         Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
         Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
         Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1998-A)

 V.     Collected Funds

        Payments Received:
                               Supplemental Servicing Fees                                                 $0.00
                               Amount allocable to interest                                         4,190,799.74
                               Amount allocable to principal                                        8,078,093.82
                               Amount allocable to Insurance Add-On Amounts                                $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to
                                   the Servicer prior to deposit in the Collection Account)                $0.00
                                                                                                    -------------

        Total Payments Received                                                                                      $12,268,893.56

        Liquidation Proceeds:
                               Gross amount realized with respect to Liquidated Receivables         1,061,152.72

                               Less: (i) reasonable expenses incurred by Servicer
                                  in connection with the collection of such Liquidated
                                  Receivables and the repossession and disposition
                                  of the related Financed Vehicles and (ii) amounts
                                  required to be refunded to Obligors on such Liquidated
                                  Receivables                                                         (18,829.28)
                                                                                                    -------------

        Net Liquidation Proceeds                                                                                      $1,042,323.44

        Allocation of Liquidation Proceeds:
                               Supplemental Servicing Fees                                                 $0.00
                               Amount allocable to interest                                                $0.00
                               Amount allocable to principal                                               $0.00
                               Amount allocable to Insurance Add-On Amounts                                $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to
                                  the Servicer prior to deposit in the Collection Account)                 $0.00              $0.00
                                                                                                    -------------   ----------------

        Total Collected Funds                                                                                        $13,311,217.00
                                                                                                                    ================

VI.     Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                               $0.00
                               Amount allocable to interest                                                $0.00
                               Amount allocable to principal                                               $0.00
                               Amount allocable to Outstanding Monthly Advances (reimbursed to
                                  the Servicer prior to deposit in the Collection Account)                 $0.00

        Purchase Amounts - Administrative Receivables                                                                     $5,341.27
                               Amount allocable to interest                                                $0.00
                               Amount allocable to principal                                           $5,341.27
                               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                                  Servicer prior to deposit in the Collection Account)                     $0.00
                                                                                                    -------------

        Total Purchase Amounts                                                                                            $5,341.27
                                                                                                                    ================

VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                    $514,574.96

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                               Payments received from Obligors                                      ($296,427.77)
                               Liquidation Proceeds                                                        $0.00
                               Purchase Amounts - Warranty Receivables                                     $0.00
                               Purchase Amounts - Administrative Receivables                               $0.00
                                                                                                    -------------

        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                     ($296,427.77)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                    ($296,427.77)

        Remaining Outstanding Monthly Advances                                                                          $218,147.19

        Monthly Advances - current Monthly Period                                                                       $393,446.45
                                                                                                                    ----------------

        Outstanding Monthly Advances - immediately following the Distribution Date                                      $611,593.64
                                                                                                                    ================

                                 Page 4 (1998-A)

VIII. Calculation of Interest and Principal Payments

      A.  Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                            $8,078,093.82
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables during the Monthly Period                         $2,447,947.93
              Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                    $5,341.27
              Amounts withdrawn from the Pre-Funding Account                                                              $0.00
              Cram Down Losses                                                                                            $0.00
                                                                                                                 ---------------

              Principal Distribution Amount                                                                      $10,531,383.02
                                                                                                                 ===============

      B.  Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

              Multiplied by the Class A-1 Interest Rate                                                5.628%

              Multiplied by actual days in the period or in the case of the first\
              Distribution Date, by 21/360                                                        0.08333333              $0.00
                                                                                             ----------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                      $0.00
                                                                                                                 ---------------

              Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                 ===============

      C.  Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-2 Noteholders on such Distribution Date)              $3,921,889.11

              Multiplied by the Class A-2 Interest Rate                                                5.737%

              Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 21/360                                                        0.08333333         $18,749.90
                                                                                             ----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                                    ------------

              Class A-2 Interest Distributable Amount                                                                $18,749.90
                                                                                                                    ============

      D.  Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-3 Noteholders on such Distribution Date)            $141,350,000.00

              Multiplied by the Class A-3 Interest Rate                                                5.900%

              Multiplied by 1/12 or in the case of the first Distribution Date,
              by 20/360                                                                           0.08333333        $694,970.83
                                                                                             ----------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                    ------------

              Class A-3 Interest Distributable Amount                                                               $694,970.83
                                                                                                                    ============

      E.  Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-4 Noteholders on such Distribution Date)            $100,305,000.00

              Multiplied by the Class A-4 Interest Rate                                                6.000%

              Multiplied by 1/12 or in the case of the first Distribution Date,
              by 20/360                                                                           0.08333333        $501,525.00
                                                                                             ----------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                                    ------------

              Class A-4 Interest Distributable Amount                                                               $501,525.00
                                                                                                                    ============

                                 Page 5 (1998-A)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)                 $52,500,000.00

           Multiplied by the Class A-5 Interest Rate                                                    6.060%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 20/360                                                                            0.08333333        $265,125.00
                                                                                               ---------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                          $0.00
                                                                                                                  ---------------

           Class A-5 Interest Distributable Amount                                                                   $265,125.00
                                                                                                                  ===============


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                      $0.00
           Class A-2 Interest Distributable Amount                                                 $18,749.90
           Class A-3 Interest Distributable Amount                                                $694,970.83
           Class A-4 Interest Distributable Amount                                                $501,525.00
           Class A-5 Interest Distributable Amount                                                $265,125.00

           Noteholders' Interest Distributable Amount                                                              $1,480,370.73
                                                                                                                  ===============

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                       $10,531,383.02

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                                     100.00%    $10,531,383.02
                                                                                               ---------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                  ---------------

           Noteholders' Principal Distributable Amount                                                            $10,531,383.02
                                                                                                                  ===============

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced to zero)                                   $0.00
                                                                                                                  ===============

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable Amount)                           $10,531,383.02
                                                                                                                  ===============

                                 Page 6 (1998-A)

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                   $0.00
                                                                                                   ------
                                                                                                   $0.00
                                                                                                   ======

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                             $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                      $0.00
                                                                                                   -------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                          0.00
                                                                                          -----
                                                                                                   $0.00
                                                                                                   ======


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
              Distribution Date                                                                    $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                   $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                   $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                   $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                   $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                   $0.00


           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                            $0.00
           Class A-2 Prepayment Premium                                                            $0.00
           Class A-3 Prepayment Premium                                                            $0.00
           Class A-4 Prepayment Premium                                                            $0.00
           Class A-5 Prepayment Premium                                                            $0.00

                                 Page 7 (1998-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
              Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                              Product of (x)  5.85% (weighted average interest of Class A-1 Interest Rate,
                              Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest
                              Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3,
                              A-4, and A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded
                              Amount on such Distribution Date) and (z)  15 (the number of days until
                              the May 1998 Distribution Date))                                                            $0.00

                              Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded
                              Amount on such Distribution Date) and (z) 15 (the number of days until
                              the May 1998 Distribution Date)                                                             $0.00
                                                                                                                          ------


           Requisite Reserve Amount                                                                                       $0.00
                                                                                                                          ======

           Amount on deposit in the Reserve Account (other than the Spread
              Account Class A-1 Holdback Subaccount) as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                      $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn
              from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                             $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Spread Account Class A-1 Holdback
              Subaccount) over the Requisite Reserve Amount (and amount
              withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from
              the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                  $0.00

           Less: withdrawals from the Reserve Account (other than the Spread Account Class A-1 Holdback
              Subaccount) to cover the excess, if any, of total amount payable over Available Funds
              (see IV above)                                                                                              $0.00
                                                                                                                          ------

           Amount remaining on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) after the Distribution Date                                                            $0.00
                                                                                                                          ======

   XI.     Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                 0

           Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback Subaccount
              to cover a Class A-1 Maturity Shortfall (see IV above)                                                      $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account
              Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity
              Date after giving effect to any payment out of the Spread Account
              Class A-1  Holdback Subaccount to cover a Class A-1 Maturity Shortfall
              (amount of withdrawal to be released by the Indenture Trustee)                                              $0.00
                                                                                                                          ------

           Spread Account Class A-1 Holdback Subaccount immediately following the Distribution Date                       $0.00
                                                                                                                          ======

                                 Page 8 (1998-A)

 XII.    Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period    $298,076,889.11
         Multiplied by Basic Servicing Fee Rate                                              1.25%
         Multiplied by months per year                                                 0.08333333
                                                                                  ----------------

         Basic Servicing Fee                                                                         $310,496.76

         Less: Backup Servicer Fees                                                                        $0.00

         Supplemental Servicing Fees                                                                       $0.00
                                                                                                     ------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $310,496.76
                                                                                                                   =================

XIII.    Information for Preparation of Statements to Noteholders

         a.                 Aggregate principal balance of the Notes as of first
                            day of Monthly Period
                                Class A-1 Notes                                                                               $0.00
                                Class A-2 Notes                                                                       $3,921,889.11
                                Class A-3 Notes                                                                     $141,350,000.00
                                Class A-4 Notes                                                                     $100,305,000.00
                                Class A-5 Notes                                                                      $52,500,000.00

         b.                 Amount distributed to Noteholders allocable to
                            principal
                                Class A-1 Notes                                                                               $0.00
                                Class A-2 Notes                                                                       $3,921,889.11
                                Class A-3 Notes                                                                       $6,609,493.91
                                Class A-4 Notes                                                                               $0.00
                                Class A-5 Notes                                                                               $0.00

         c.                 Aggregate principal balance of the Notes (after
                            giving effect to distributions on the Distribution
                            Date)
                                Class A-1 Notes                                                                               $0.00
                                Class A-2 Notes                                                                               $0.00
                                Class A-3 Notes                                                                     $134,740,506.09
                                Class A-4 Notes                                                                     $100,305,000.00
                                Class A-5 Notes                                                                      $52,500,000.00

         d.                 Interest distributed to Noteholders
                                Class A-1 Notes                                                                               $0.00
                                Class A-2 Notes                                                                          $18,749.90
                                Class A-3 Notes                                                                         $694,970.83
                                Class A-4 Notes                                                                         $501,525.00
                                Class A-5 Notes                                                                         $265,125.00

         e.                 1.  Class A-1 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                               $0.00
                            2.  Class A-2 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                               $0.00
                            3.  Class A-3 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                               $0.00
                            4.  Class A-4 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                               $0.00
                            5.  Class A-5 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                               $0.00

         f.                 Amount distributed payable out of amounts withdrawn
                            from or pursuant to:
                            1.  Reserve Account                                                            $0.00
                            2.  Spread Account Class A-1 Holdback Subaccount                               $0.00
                            3.  Claim on the Note Policy                                                   $0.00

         g.                 Remaining Pre-Funded Amount                                                                       $0.00

         h.                 Remaining Reserve Amount                                                                          $0.00

         i.                 Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                 $0.00

         j.                 Prepayment amounts
                                Class A-1 Prepayment Amount                                                                   $0.00
                                Class A-2 Prepayment Amount                                                                   $0.00
                                Class A-3 Prepayment Amount                                                                   $0.00
                                Class A-4 Prepayment Amount                                                                   $0.00
                                Class A-5 Prepayment Amount                                                                   $0.00

         k.                 Prepayment Premiums
                                Class A-1 Prepayment Premium                                                                  $0.00
                                Class A-2 Prepayment Premium                                                                  $0.00
                                Class A-3 Prepayment Premium                                                                  $0.00
                                Class A-4 Prepayment Premium                                                                  $0.00
                                Class A-5 Prepayment Premium                                                                  $0.00

         l.                 Total of Basic Servicing Fee, Supplemental Servicing
                               Fees and other fees, if any,
                               paid by the Trustee on behalf of the Trust                                               $310,496.76

         m.                 Note Pool Factors (after giving effect to distributions
                            on the Distribution Date)
                                Class A-1 Notes                                                                          0.00000000
                                Class A-2 Notes                                                                          0.00000000
                                Class A-3 Notes                                                                          0.95324023
                                Class A-4 Notes                                                                          1.00000000
                                Class A-5 Notes                                                                          1.00000000

                                 Page 9 (1998-A)

   XVI.    Pool Balance and Aggregate Principal Balance

                              Original Pool Balance at beginning of Monthly Period                         $524,999,989.63
                              Subsequent Receivables                                                                     -
                                                                                               ----------------------------
                              Original Pool Balance at end of Monthly Period                               $524,999,989.63
                                                                                               ============================

                              Aggregate Principal Balance as of preceding Accounting Date                  $298,076,889.11
                              Aggregate Principal Balance as of current Accounting Date                    $287,545,506.09

           Monthly Period Liquidated Receivables                                    Monthly Period Administrative Receivables

                                   Loan #               Amount                           Loan #                        Amount
                                   ------               ------                           ------                        ------
                     see attached listing            2,447,947.93                  see attached listing               5,341.27
                                                            $0.00                                                        $0.00
                                                            $0.00                                                        $0.00
                                                           ------                                                        -----
                                                    $2,447,947.93                                                    $5,341.27
                                                    ==============                                                   =========

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                21,054,915.44

           Aggregate Principal Balance as of the Accounting Date                     $287,545,506.09
                                                                                     ----------------

           Delinquency Ratio                                                                                       7.32228986%
                                                                                                                   ===========



           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA  FINANCIAL  LTD.

                                   By:
                                             -----------------------------------

                                   Name:     Scott R. Fjellman
                                             -----------------------------------
                                   Title:    Vice President / Securitization
                                             -----------------------------------


                                Page 10 (1998-A)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - A

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING NOVEMBER 30, 1999

  I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                            $525,000,000

                           AGE OF POOL (IN MONTHS)                                            21

 II.    Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or
           any portion of a Scheduled Payment as of the Accounting Date                             $21,054,915.44

        Aggregate Principal Balance as of the Accounting Date                                      $287,545,506.09
                                                                                                   ----------------

        Delinquency Ratio                                                                                               7.32228986%
                                                                                                                    ================


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                                  7.32228986%

        Delinquency ratio - preceding Determination Date                                                8.40568551%

        Delinquency ratio - second preceding Determination Date                                         7.04356995%
                                                                                                   ----------------


        Average Delinquency Ratio                                                                                       7.59051511%
                                                                                                                    ================


 IV.    Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                          $45,727,486.83

        Add:                  Sum of Principal Balances (as of the Accounting
                              Date) of Receivables that became Liquidated
                              Receivables during the Monthly Period or that
                              became Purchased Receivables during Monthly
                              Period (if delinquent more than 30 days with
                              respect to any portion of a Scheduled
                              Payment at time of purchase)                                                           $2,447,947.93
                                                                                                                    ---------------

        Cumulative balance of defaults as of the current Accounting Date                                            $48,175,434.76

                              Sum of Principal Balances (as of the Accounting Date)
                              of 90+ day delinquencies                                                5,170,957.75

                               Percentage of 90+ day delinquencies applied to
                               defaults                                                                     100.00%  $5,170,957.75
                                                                                                   ---------------- ---------------

        Cumulative balance of defaults and 90+ day delinquencies as of the current
        Accounting Date                                                                                             $53,346,392.51
                                                                                                                    ===============




  V. Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

        Cumulative Default Rate - current Determination Date                                            10.1612176%

        Cumulative Default Rate - preceding Determination Date                                           9.7146494%

        Cumulative Default Rate - second preceding Determination Date                                    9.1856560%

                                 Page 1 (1998-A)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                         $21,148,170.71

           Add:                  Aggregate of Principal Balances as of the
                                 Accounting Date (plus accrued and unpaid
                                 interest thereon to the end of the Monthly
                                 Period) of all Receivables that became
                                 Liquidated Receivables or that became Purchased
                                 Receivables and that were delinquent more than
                                 30 days with respect to any portion of a
                                 Scheduled Payment as of the
                                 Accounting Date                                           $2,447,947.93
                                                                                          ---------------

                                 Liquidation Proceeds received by the Trust               ($1,042,323.44)     $1,405,624.49
                                                                                          ---------------    ---------------

           Cumulative net losses as of the current Accounting Date                                           $22,553,795.21

                                 Sum of Principal Balances (as of the Accounting Date)
                                    of 90+ day delinquencies                               $5,170,957.75

                                  Percentage of 90+ day delinquencies applied to losses            40.00%     $2,068,383.10
                                                                                          ---------------    ---------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting
           Date                                                                                              $24,622,178.31
                                                                                                             ===============




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                  4.6899387%

           Cumulative Net Loss Rate - preceding Determination Date                                                4.4300837%

           Cumulative Net Loss Rate - second preceding Determination Date                                         4.1681091%



  VIII.    Classic/Premier Loan Detail
                                                               Classic                  Premier                 Total
                                                               -------                  -------                 -----


           Aggregate Loan Balance, Beginning                 215,881,656.81          $82,195,232.30         $298,076,889.11
             Subsequent deliveries of Receivables                     $0.00                    0.00                    0.00
             Prepayments                                      (2,058,581.62)            (988,216.47)          (3,046,798.09)
             Normal loan payments                             (3,523,075.72)          (1,508,220.01)          (5,031,295.73)
             Liquidated Receivables                           (1,740,386.11)            (707,561.82)          (2,447,947.93)
             Administrative and Warranty Receivables              (5,341.27)                                      (5,341.27)
                                                            -----------------   --------------------        ----------------
           Aggregate Loan Balance, Ending                   $208,554,272.09          $78,991,234.00         $287,545,506.09
                                                            =================   ====================        ================

           Delinquencies                                     $17,472,445.22            3,582,470.22          $21,054,915.44
           Recoveries                                           $715,294.22             $327,029.22           $1,042,323.44
           Net Losses                                          1,025,091.89              380,532.60           $1,405,624.49

  VIII.    Other Information Provided to FSA

           A. Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                    $287,545,506.09
              Multiplied by:  Credit Enhancement Fee  (27 bp's) * (30/360)                      0.0225%
                                                                                       ---------------
                          Amount due for current period                                                          $64,697.74
                                                                                                             ===============

           B. Dollar amount of loans that prepaid during the Monthly Period                                   $3,046,798.09
                                                                                                             ===============

              Percentage of loans that prepaid during the Monthly Period                                         1.05958814%
                                                                                                             ===============

                                 Page 2 (1998-A)

   IX.     Spread Account Information                                                       $                %

           Beginning Balance                                                           $8,865,382.24     3.08312321%

           Deposit to the Spread Account                                               $1,143,225.75     0.39758081%
           Spread Account Additional Deposit                                           $1,000,000.00     0.34777104%
           Withdrawal from the Spread Account                                            ($13,516.82)    0.00470076%
           Disbursements of Excess                                                    ($1,907,897.28)    0.66351142%
           Interest earnings on Spread Account                                            $40,991.54     0.01425567%
                                                                                     ----------------    ------------

           Sub-Total                                                                   $9,128,185.43     3.17451855%
           Spread Account Recourse Reduction Amount                                   $11,000,000.00     3.82548145%
                                                                                     ----------------    ------------
           Ending Balance                                                             $20,128,185.43     7.00000000%
                                                                                     ================    ============


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association       $20,128,185.43     7.00000000%
                                                                                     ================    ============

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of March 1, 1998

                                       Loss              Default           Loss Event          Default Event
                 Month             Performance         Performance         of Default            of Default
           -------------------------------------------------------------------------------------------------------
                    3                 0.88%                2.11%             1.11%                  2.66%
                    6                 1.76%                4.21%             2.22%                  5.32%
                    9                 2.55%                6.10%             3.21%                  7.71%
                   12                 3.26%                7.79%             4.10%                  9.84%
                   15                 4.20%               10.03%             5.28%                 12.68%
                   18                 5.05%               12.07%             6.35%                 15.25%
                   21                 5.80%               13.85%             7.29%                 17.50%
                   24                 6.44%               15.40%             8.11%                 19.45%
                   27                 6.78%               16.21%             8.53%                 20.47%
                   30                 7.05%               16.86%             8.87%                 21.29%
                   33                 7.29%               17.43%             9.17%                 22.01%
                   36                 7.50%               17.92%             9.43%                 22.63%
                   39                 7.60%               18.15%             9.55%                 22.93%
                   42                 7.67%               18.34%             9.65%                 23.16%
                   45                 7.74%               18.49%             9.73%                 23.36%
                   48                 7.79%               18.62%             9.80%                 23.52%
                   51                 7.84%               18.73%             9.86%                 23.65%
                   54                 7.87%               18.81%             9.90%                 23.76%
                   57                 7.90%               18.88%             9.94%                 23.84%
                   60                 7.92%               18.93%             9.96%                 23.91%
                   63                 7.93%               18.96%             9.98%                 23.95%
                   66                 7.94%               18.98%             9.99%                 23.98%
                   69                 7.95%               18.99%            10.00%                 23.99%
                   72                 7.95%               19.00%            10.00%                 24.00%
           -------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 8.07%                       Yes________              No___X_____

           Cumulative Default Rate (see above table)                                      Yes________              No___X_____

           Cumulative Net Loss Rate (see above table)                                     Yes________              No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                            Yes________              No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                               Yes________              No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be
           continuing                                                                     Yes________              No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                          Yes________              No___X_____

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                   ARCADIA  FINANCIAL  LTD.

                                   By:
                                             -----------------------------------

                                   Name:     Scott R. Fjellman
                                             -----------------------------------
                                   Title:    Vice President / Securitization
                                             -----------------------------------
                                 Page 3 (1998-A)